Exhibit 10.2

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INTERCREDITOR AGREEMENT

among

NEW WORLD BRANDS, INC.
P & S SPIRIT, LLC, and
TELES AG Informationstechnologien

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Dated February 15, 2008
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TABLE OF CONTENTS

ARTICLE I DEFINITIONS...2
1.1           Defined Terms...2

ARTICLE II INTERCREDITOR PROVISIONS...................................................................................................................................................................................................7
2.1           Standstill ... 7

2.6           Certain Notices...9

4.7           Certain Waivers...13
4.8           No New Liens...14
4.9           Fees, Taxes, etc...14

5.2           Deposits...15
5.3           Distributions Before an Event of Default...................................................................................................................................................................................15
5.4           Directive After an Event of Default............................................................................................................................................................................................15
5.5           Distributions After an Event of Default.....................................................................................................................................................................................15
5.6           Calculations...16
5.7           Application of Monies...16
5.8           Collateral Agency...17
5.9           No Warranties...17

ARTICLE VI [RESERVED]...18

ARTICLE VII MISCELLANEOUS...18
7.1           Amendments, Supplements and Waivers..................................................................................................................................................................................18
7.2           Notices...18
7.3           No Implied Waiver; Cumulative Remedies.................................................................................................................................................................................18
7.4           Severability...19
7.5           Prior Understandings...19
7.6           No Partnership...19
7.7           Survival...19
7.8           Counterparts...19

7.12          Governing Law...20
7.13          Waiver of Right to Trial by Jury..................................................................................................................................................................................................21

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT, dated February 15, 2008, and entered into by and among TELES AG Informationstechnologien, having an address at Ernst-Reuter-Platz 8, 10587 Berlin, Germany  (herein, “Teles”), P&S SPIRIT, LLC, a Nevada limited liability company having its principal office at 2700 Lighthouse Point East, Suite 626, Baltimore, MD 21224 (herein “P&S”), and NEW WORLD BRANDS, INC., a Delaware corporation having its principal place of business at 340 West Fifth Avenue, Eugene, OR 97401 (“NWB” or “Borrower”).

BACKGROUND

A. P&S and NWB entered into that certain Credit Line and Security Agreement dated May 30, 2007 (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the “Credit Agreement”), providing for the making of revolving credit loans (“Revolving Credit Loans”) to NWB, not to exceed at any time the principal amount of One Million Fifty Thousand Dollars ($1,050,000.00), as contemplated therein.

B. TELES and NWB have entered into that certain Term Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the “Teles Agreement”), pursuant to which Teles may extend term loan advances on a non-revolving basis to NWB in an aggregate principal amount not to exceed One Million Dollars ($1,000,000.00) which loan advances will convert to a single term loan (said advances and the term loan together referred to herein as the “Term Loan”).  Teles and NWB have also entered into a revolving Inventory Credit Line in the initial amount of Two Hundred Thousand Dollars ($200,000.00), subject to increase to an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) under certain circumstances, established under the Share Sale and Purchase Agreement by and between Teles and NWB (the “Inventory Credit Line”).  Credit purchases from Teles under the Inventory Credit Line are secured by the Teles Inventory, as hereinafter defined.

C. It is a condition precedent to the Teles Agreement that each party hereto shall have executed and delivered this Agreement.

D. NWB will obtain benefits from the Revolving Credit Loans, the Teles Loan and the Inventory Line and, accordingly, NWB desires to join into this Agreement to satisfy the condition precedent described in the preceding paragraph.

E. In order to induce the Secured Creditors to consent to the incurring of the various Secured Obligations and to induce the Secured Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of NWB, the Secured Creditors have agreed to the provisions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Defined Terms.

(a) Unless otherwise defined herein, all capitalized terms used herein and defined in the UCC shall be used herein as therein defined.  Reference to singular terms shall include the plural and vice versa.  The following capitalized terms used herein shall have the definitions specified below:

“Agreement” means this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Baltimore, Maryland or New York, New York are authorized or required by law to close.

“Cash Equivalents” means any of the following types of investments, to the extent owned by NWB or any of its subsidiaries free and clear of all Liens (other than Liens created under any Security Document):

(i)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(ii)           readily marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that at the time of acquisition such obligations have the highest rating obtainable from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto (“S&P”) or Moody’s Investors Services, Inc. and any successor thereto (“Moody’s”);

(iii)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $250,000,000, in each case with maturities of not more than one year from the date of acquisition thereof; and

(iv)           commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one year from the date of acquisition thereof.

“Collateral” means all of the assets and property of NWB, whether real, personal or mixed, described as Collateral in the Credit Agreement.  Notwithstanding the foregoing, the Teles Inventory shall not be considered Collateral for purposes of this Agreement and Teles shall not be accountable to P&S in connection with the Teles Inventory.

“Collateral Account” has the meaning provided in Section 5.1 of this Agreement.

“Credit Agreement” has the meaning set forth in the background above hereto.

“Discharge” means, with respect to any Secured Obligations, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), and premium, if any, on all Indebtedness outstanding under the P&S Documents or the Teles Documents, (b) payment in full of all other such Secured Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, and (c) termination of any other commitments under the P&S Documents or the Teles Documents relating to such Secured Obligations.

“Equity Interests” of any Person means any and all capital stock, limited or general partnership interests, limited liability company membership interests, beneficial interests in a trust, shares, interests, rights to purchase or acquire, warrants, options, participations, certificates of indebtedness, or other equivalents of or interest in (however designated) equity of such Person.

“Equity Sale” means any sale, transfer or other disposition of any capital stock or other Equity Interests in NWB by any of its stockholders (but shall not include the issuance by NWB of its own Equity).

“Indebtedness” of any Person means, without duplication, (i) all Obligations and other indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller’s assignees, (iii) the amount under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed; such amount, for purposes of this clause (iv) being limited to the value of such property, (v) all capitalized lease obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all contingent obligations of such Person, and (viii) all synthetic lease obligations.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to NWB, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to NWB or with respect to a material portion of its assets, (c) any liquidation, dissolution, reorganization or winding up of NWB whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of NWB.

“Law” means any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any governmental or regulatory authority.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

“Loan Documents” means the P&S Documents and the Teles Documents.

“Lockbox Account” means a lockbox or blocked account arrangement among P&S as collateral agent, NWB and a Blocked Account Bank (as defined in Section 5.8) under one or more Control Agreements (as defined in Section 5.8).

 “Obligations” means any and all obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest, or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including interest that accrues after the commencement of any Insolvency or Liquidation Proceeding of NWB at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d) all performance obligations under the documentation governing any Indebtedness.

“P&S Documents” means the Credit Agreement and each of the other agreements, documents and instruments providing for or evidencing any other P&S Obligation, as each may be amended, modified, restated, supplemented, replaced and/or refinanced from time to time (including, without limitation, the Loan Documents as defined in the Credit Agreement); provided, however, that P&S Documents shall not include the Guaranty or the Stock Pledge Agreement, as these terms are defined in the Credit Agreement.

“P&S Obligations” means all Obligations outstanding under the Credit Agreement and the other P&S Documents, and shall in any event include:  (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant P&S Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by P&S after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding and (c) all obligations and liabilities of NWB under each P&S Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“Permitted Liens” means Liens on the Collateral not prohibited under the terms of any Loan Document.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Pro Rata Basis” means, in relation to any amount, with respect to any Secured Creditor sharing in such amount, a share of such amount determined by multiplying such amount by a fraction, the numerator of which shall be the aggregate unpaid principal amount of Secured Obligations owing to such Secured Creditor at the time outstanding, and the denominator of which shall be the aggregate unpaid principal amount of all such Secured Obligations owing to all Secured Creditors.

“Receivable Rights” means, as to NWB, all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise, together with all other portions of the Collateral which, in the reasonable determination of P&S, are related to the collection and performance of such rights to payment.  Receivable Rights shall also include a portion of the proceeds of any Equity Sale and of any Recovery Event.

“Recovery Event” means the receipt by or for the account of NWB of any insurance or condemnation proceeds (other than proceeds from business interruption insurance) payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of NWB, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of NWB, or (iii) under any policy of insurance.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Secured Creditors” means P&S and Teles.

“Secured Obligations” means all P&S Obligations and Teles Obligations.

“Setoff Amount” means any funds of NWB which are offset or retained by a Secured Creditor against the Obligations, including by way of setoff or recoupment.

“Teles Documents” means the Teles Agreement, and each of the other agreements, documents and instruments providing for or evidencing the Term Loan, as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof, thereof and the Teles Agreement.

“Teles Inventory”  means, only during the time that Obligations are owed to Teles under the Inventory Credit Line, inventory of Teles product purchased by NWB pursuant to the Inventory Credit Line; provided, however, that in no event shall Teles Inventory include cash or non-cash proceeds of such inventory, including, without limitation, Accounts, Chattel Paper or Instruments (other than Account, Chattel Paper or Instruments received as proceeds and as described in the last sentence of Section 2.4(c) of this Agreement).

“Teles Obligations” means all Obligations outstanding under the Teles Agreement, but shall not include Obligations incurred under the Inventory Credit Line, and shall in any event include:  (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Teles Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding; (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by Teles after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding; and (c) all obligations and liabilities NWB under each Teles Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due.

“UCC” means the Uniform Commercial Code in effect on the date hereof and as amended from time to time, as enacted in the State of Delaware or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of Delaware, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(b) Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (vii) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder and (viii) underscored references to Sections or clauses shall refer to those portions of this Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

ARTICLE II
INTERCREDITOR PROVISIONS

2.1 Standstill.  P&S and Teles hereby agree as between themselves as follows (it being acknowledged and agreed by NWB that the provisions of this Section 2.1 are solely for the benefit of P&S and Teles; may be amended by agreement of P&S and Teles without need of consent of any other party; and shall not benefit or create any rights in favor of any of NWB):

(a) Upon the occurrence of any event of default under any of the P&S Documents (other than as set forth in (c) below), P&S shall not exercise any remedy that it may have under the P&S Documents to declare all or any portion of the P&S Obligations to be due and payable prior to their respective due dates and shall not commence the exercise of any other rights or remedies unless at least forty-five (45) days have elapsed following written notice of such event of default having been given by P&S to Teles, unless Teles otherwise consents.  This provision shall not apply if Teles shall have, for any reason (whether or not in breach of its agreement set forth in paragraph (b) of this Section 2.1) declared all or any portion of the Teles Obligations to be due and payable prior to their respective due dates, or if such obligations have been automatically accelerated pursuant to Art. VII 1.2 of the Teles Agreement.

(b) Upon the occurrence of any event of default under any of the Teles Documents (other than as set forth in (c) below), Teles shall not exercise any remedy that it may have under the Teles Documents to declare all or any portion of the Teles Obligations to be due and payable prior to their respective due dates and shall not commence the exercise of any other rights or remedies unless at least forty-five (45) days have elapsed following written notice of such event of default having been given by Teles to P&S, unless P&S otherwise consents.  This provision shall not apply if P&S shall have, for any reason (whether or not in breach of its agreement set forth in paragraph (a) of this Section 2.1) declared all or any portion of the P&S Obligations to be due and payable prior to their respective due dates, or if such obligations have been automatically accelerated pursuant to Section 11.1 of the Credit Agreement.

(c) Subject to the provisions of Article III hereof, so long as the Discharge of all Secured Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against NWB, as between Teles and P&S, P&S acting as collateral agent for the Secured Creditors under Section 5.8 of this Agreement shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding collections and enforcement with respect to the Collateral consisting of Receivable Rights, and the proceeds thereof. Nothing contained in this Section 2.1(c) shall constitute a limitation on the provisions of Section 5.5 of this Agreement, or on the rights of Teles under Section 2.1(b) of this Agreement to require P&S, as collateral agent, to collect or otherwise exercise the rights and remedies as the Secured Creditors against the Receivable Rights.

2.2 Prohibition on Contesting Liens.

(a) Each Secured Creditor agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Loan Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted pursuant to the Loan Documents or (iii) the relative rights and duties of the holders of the Secured Obligations granted and/or established in this Agreement or any other Loan Document with respect to such Liens, mortgages, assignments, and security interests.

(b) Each Secured Creditor agrees that it shall not seek to avoid, have declared fraudulent or have set aside any Secured Obligation.  In the event that any Secured Obligation is invalidated, avoided, declared fraudulent or set aside, the Secured Creditors agree that such Secured Obligations shall nevertheless be considered outstanding for all purposes of this Agreement.

2.3 Amendments to Loan Documents.  The provisions of this Agreement shall remain in full force and effect in accordance with its terms regardless of any amendment, modification or supplement to any Loan Document.  Without limitation of the foregoing, this Agreement shall apply in accordance with its terms notwithstanding any increase, decrease, addition or change in the amount, nature, type or purpose of any Secured Obligations or any execution or delivery of any Loan Document from time to time; provided that the principal amount of (a) the P&S Obligations outstanding under the Credit Agreement and the P&S Documents shall not exceed $1,050,000.00, in the aggregate principal amount outstanding at any time and (b) the Teles Obligations outstanding under the Teles Agreement and the Teles Documents shall not exceed $1,000,000.00, in the aggregate principal amount outstanding at any time.

2.4 Certain General Intercreditor Matters.

(a) The provisions of Article V hereof apply solely to priorities of distributions resulting from realization under or with respect to (i) the Collateral, (ii) Setoff Amounts and (iii) Recovery Events, and not to the priorities of the Obligations.  Nothing contained in this Agreement or in any Loan Document is intended to effect a subordination of any Obligation to any other Obligation.

(b) The Secured Creditors hereby agree that, upon any realization under or with respect to (i) the Collateral, (ii) Setoff Amounts and (iii) Recovery Events (including but not limited to realization under or with respect to any of the Collateral or any collection or application of funds, by setoff or otherwise, on account of any Obligations owed under any direct or indirect guaranty which is a Loan Document), the Secured Creditors shall share in the proceeds of such realization in the manner provided in Section 5.5, and if either Secured Creditor shall realize any funds on the Loan Documents otherwise than pursuant to this Agreement, such Secured Creditor shall remit the same to P&S, which shall apply the same as provided herein.  Until such time as such Secured Creditor shall have complied with the provisions of the immediately preceding sentence, such Secured Creditor shall be deemed to hold such funds and the proceeds thereof in trust for the other Secured Creditor.

(c) This Agreement applies to realization under or with respect to (i) the Collateral, (ii) Setoff Amounts and (iii)  Recovery Events.  Nothing in this Agreement or in any Loan Document, express or implied, shall be construed to require any Secured Creditor to share with any other Secured Creditor any collections received on account of Secured Obligations other than on account of (i) the Collateral, (ii) Setoff Amounts and (iii) Recovery Events.  Without limiting the generality of the foregoing, Teles shall not be required to share with P&S the proceeds of liquidation or disposition of Teles Inventory, in the exercise of Teles’ rights and remedies under the UCC and other applicable law.

(d) If any payment or distribution or security of any character (whether in cash, securities, or other property) shall be received by either Secured Creditor out of or in connection with the Collateral in contravention of the terms of this Agreement or otherwise before all of the Secured Obligations shall have been paid in full (unless otherwise approved by the other Secured Creditor) such payment, distribution or security shall not be commingled with any property or assets of such Secured Creditor, shall be held in trust or as custodian, and shall promptly be paid over or delivered and transferred to NWB, subject to the provisions of Article V of this Agreement.

2.5 Prohibition on Certain Advances.  Notwithstanding any provision in the Credit Agreement to the contrary, no Revolving Credit Advance may be applied by NWB, directly or indirectly, to the payment of any principal of or interest accruing on the Term Loan.

2.6 Certain Notices.  Each Secured Creditor agrees to use its best efforts to give to the other Secured Creditor (a) copies of any notice of the occurrence or existence of any event of default (as defined in the Teles Documents and the P&S Documents, respectively) sent to NWB, simultaneously with the sending of such notice to NWB, (b) notice of the occurrence of existence of an event of default of which such Secured Creditor has knowledge, promptly after obtaining knowledge thereof, (c) notice of the refusal of such Secured Creditor to make any loan to NWB pursuant to the Teles Documents or the P& S Documents, as applicable, promptly after such refusal, and (d) notice of any enforcement action of such Secured Creditor pursuant to Article IV hereof, prior to commencing such action, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an event of default given to NWB or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party.

ARTICLE III
INSOLVENCY OR LIQUIDATION

3.1 In the event of any Insolvency or Liquidation Proceeding, whether or not pursuant to bankruptcy law, dissolution, liquidation or any other marshalling of the assets or liabilities of NWB, each of the Secured Creditors shall be entitled to (a) file its own secured claim in respect of the Secured Obligations owed to it (a “Claim”), (b) move for and retain for its own account adequate protection for its Claim in the form of replacement liens, adequate protection liens, cash payments, or other forms of adequate protection fashioned by the court, (c) make any motion, objection or opposition that the holder of an unsecured claim would have standing to make (other than a motion, objection or opposition that calls into question or otherwise directly or indirectly attacks the validity, priority, perfection, attachment, or enforceability of any lien or security interest under any of the Loan Documents or which otherwise secures the Secured Obligations or any adequate protection in the form of replacement liens, adequate protection liens, cash payments, or other forms of adequate protection fashioned by the court with respect to the Secured Obligations), and retain (subject to the turnover provisions of this Agreement) any cash, debt securities or equity securities distributed to such Secured Creditor on account of its Claim in any such proceeding, or (d) assert such defenses and counterclaims, and otherwise protect its rights, in its discretion except as expressly prohibited by this Agreement. Notwithstanding the foregoing, no Secured Creditor will at any time take any action that calls into question or otherwise directly or indirectly attacks the validity, priority, perfection, attachment, or enforceability of any lien or security interest under any of the Loan Documents.

3.2 Neither Secured Creditor (for purposes of this Section, the “Financing Secured Creditor”) may propose, offer or support any debtor-in-possession financing under Bankruptcy Code Section 364 or use of cash collateral under Bankruptcy Code Section 363 without the prior consent of the other Secured Creditor (for purposes of this paragraph, the “Non-Financing Secured Creditor”), provided that no consent of the Non-Financing Secured Creditor shall be required if such proposed debtor-in-possession financing under Bankruptcy Code Section 364 or use of cash collateral under Bankruptcy Code Section 363 provides for the following terms and conditions: (i) the debtor-in-possession agrees not to challenge the enforceability, attachment or perfection of the liens of the Non-Financing Secured Creditor under the P&S Documents or the Teles Documents, as applicable; (ii) the liens securing such debtor-in-possession financing are junior in priority to the liens of the P&S Documents or the Teles Documents, as applicable; (iii) the Non-Financing Secured Creditor is awarded cash adequate protection in an amount equal to interest; and (iv) the Non-Financing Secured Creditor is granted adequate protection liens and replacement liens on all unencumbered pre-petition property of NWB and post-petition property of NWB (excluding therefrom claims of the estate under Chapter 5 of the Bankruptcy Code).

3.3 This Agreement shall be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against NWB and all converted or succeeding cases in respect thereof, and all references herein to NWB shall be deemed to apply to the trustee for NWB and/or to NWB as a debtor-in-possession.

ARTICLE IV
RIGHTS AND REMEDIES OF SECURED CREDITORS

4.1 General Relation to Security Documents.  This Agreement is intended to be supplemental to, and not in limitation of, the Loan Documents, and the rights and remedies of the Secured Creditors contained herein and therein are intended to be cumulative.  However, in the event of actual and irreconcilable conflict between the provisions hereof and the provisions of the Loan Documents, the provisions of this Agreement shall be controlling.

4.2 Power of Attorney.  NWB hereby irrevocably constitutes and appoints each Secured Creditor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of NWB or the name of such attorney-in-fact, from time to time in such Secured Creditor’s discretion, for the purpose of signing documents and taking other action as such Secured Creditor may reasonably deem necessary or appropriate to perfect and protect the Liens of such Secured Creditor in the Collateral or otherwise to accomplish the purposes hereof.  This power of attorney is a power coupled with an interest, shall be irrevocable and shall not be subject to the limitations of Section 4.3 hereof.  Without limiting the generality of the foregoing, so long as such Secured Creditor shall be entitled under this Agreement or any Loan Document to make collections in respect of the Collateral, such Secured Creditor shall have the right and power to receive, endorse and collect all checks made payable to the order of NWB representing any dividend, payment or other distribution in respect of the Collateral and to give full discharge for the same.

4.3 Certain Rights After Event of Default.  NWB hereby irrevocably constitutes and appoints each Secured Creditor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of NWB or otherwise, from time to time in such Secured Creditor’s discretion, so long as any event of default under any Loan Document has occurred and is continuing, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement or any Loan Document and to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, NWB hereby gives such Secured Creditor the power and right on behalf of NWB, without notice to or further assent by NWB, to do the following:

(a) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;

(b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments taken or received by the Secured Creditor as, or in connection with, the Collateral;

(c) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

(d) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if such Secured Creditor were the absolute owner thereof; and

(e) to do, at its option and at the expense and for the account of such Credit Party, at any time or from time to time, all acts and things which such Secured Creditor deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

4.4 Right to Initiate Judicial Proceedings.  Each Secured Creditor (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Loan Document and (b) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.  This Section 4.4 shall not be construed to limit any right or remedy otherwise available to such Secured Creditor under this Agreement, any Loan Document or otherwise by Law to act without judicial proceedings.

4.5 Right to Appoint a Receiver.  Upon the filing of a bill in equity or other commencement of judicial proceedings or other applicable action set forth in any Loan Document to enforce the rights of a Secured Creditor under this Agreement or any Loan Document, said Secured Creditor shall, to the extent permitted by Law and except to the extent (if any) expressly forbidden by a Loan Document, without notice to NWB, without regard to the solvency or insolvency at the time of NWB or any other Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Collateral, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Collateral, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment or as the applicable Loan Document, as the case may be, shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit the Secured Creditors, to be distributed to the Secured Creditors as set forth in Section 5.5 of this Agreement, and NWB irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

4.6 Remedies Not Exclusive, etc.  No remedy conferred upon or reserved to any Secured Creditor herein or in any Loan Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Loan Document or now or hereafter existing at law or in equity or otherwise.

(a) No delay or omission by a Secured Creditor to exercise any right, remedy or power hereunder or under any Loan Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Loan Document to a Secured Creditor may be exercised from time to time and as often as may be deemed expedient by the Secured Creditor.

(b) If a Secured Creditor shall have proceeded to enforce any right, remedy or power under this Agreement or any Loan Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Creditor, then NWB and the Secured Creditors shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder in all respects and, subject to any determination in such proceeding, thereafter all rights, remedies and powers of the Secured Creditor and every other Person shall continue as though no such proceeding had been taken.

(c) All rights of action and of asserting claims upon or under this Agreement and the Loan Documents  may be enforced by the Secured Creditors without the possession of any original or executed instrument evidencing or governing any Secured Obligation and without the production thereof at any trial or other proceeding relative to such claims.

4.7 Certain Waivers.

(a) To the extent it may lawfully do so, NWB agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Loan Document, hereby waives all benefit or advantage of all such Laws, and covenants that it will not hinder, delay or impede under color of any such Law the execution of any power granted to the Secured Creditors in this Agreement or any Loan Document but will suffer and permit the execution of every such power as though no such Law were in force.

(b) To the extent it may lawfully do so, NWB, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Loan Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Loan Document, and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.  To the fullest extent permitted by Law, NWB hereby waives any and all rights it may at any time have to require any Secured Creditor to exercise its rights and remedies under this Agreement, any Loan

Document, any other agreement or instrument, at Law or in equity, as between different Persons or against any single Person in any particular order, method or manner.

(c) NWB hereby waives, to the extent permitted by applicable Law, presentment, demand, protest and any notice of any kind (except notices expressly required hereunder or under any Loan Document) in connection with this Agreement, the Loan Documents and any action taken by a Secured Creditor with respect to the Collateral.

4.8 No New Liens.  So long as the Discharge of any Secured Obligations has not occurred, the parties hereto agree NWB shall not grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any Secured Obligation unless it has also granted a Lien on such asset or property to secure all Secured Obligations equally and ratably in accordance with this Agreement, provided, however, that the foregoing shall not apply to Teles Inventory as collateral security for the Inventory Credit Line.  To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the other Secured Creditors, the Secured Creditor benefiting from such new Lien agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 4.8 shall be subject to Sections 5.4 and 5.5.

4.9 Fees, Taxes, etc.  NWB agrees to pay any and all stamp, document, transfer, filing, recording, registration, excise or sales fees and taxes and all similar impositions and any and all reasonable Lien searches now or hereafter payable or determined in good faith by the Secured Creditors to be payable in connection with this Agreement, the Loan Documents, or any other documents, instruments or transactions pursuant to or in connection herewith or therewith and agrees to hold each Secured Creditor harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such fees, taxes or impositions.  Such agreement extends, without limitation, to any and all taxes or other state documentary stamp or intangible tax with respect to the filing or recording of any financing statements or mortgages in connection herewith or in connection with any Loan Document, regardless of whom such taxes are levied or assessed against.  The obligations of NWB under this Section 4.9 shall survive the termination of the other provisions of this Agreement and the termination of any Loan Document.

4.10 Maintenance of Liens and Further Assurances.  At any time and from time to time, upon the request of a Secured Creditor, and at the expense of NWB, NWB will promptly execute and deliver any and all such further instruments and documents and take such further actions as are necessary or reasonably requested  to establish, confirm, maintain and continue and to perfect, or to protect the perfection of, the Liens created and intended to be created hereunder and under the Loan Documents, and all assignments made or intended to be made pursuant thereto, or to obtain the full benefits of this Agreement and the Loan Documents and of the rights and powers herein and therein granted, including, without limitation, the execution and delivery of any further deeds, conveyances, mortgages, assignments, security agreements, pledges and further assurances and the filing of any financing or continuation statements.  NWB also hereby authorizes each Secured Creditor to file financing statements and continuation statements at any time with respect to any Collateral.

ARTICLE V
DISTRIBUTIONS

5.1 Lockbox Account.  P&S may, pursuant to Section 2.5(B) of the Credit Agreement, and shall, at the request of Teles pursuant to Section 2.4(b) of the Teles Agreement, establish a Lockbox Account.  In the event that P&S establishes a Lockbox Account, then P&S shall establish one or more deposit accounts, titled in its own name, along with such other sub-accounts as it deems appropriate from time to time (collectively, the “Collateral Account”).  P&S shall maintain the Collateral Account as agent hereunder, and the assets therein shall be segregated and not commingled with other assets of P&S.  Subject to the terms of this Agreement, P&S shall have the exclusive dominion and control over the Collateral Account and all monies in the Collateral Account shall constitute Collateral hereunder.  All right, title and interest in and to (i) the Collateral Account, (ii) funds on deposit therein from time to time, (iii) all proceeds of the conversion thereof into cash, instruments, securities or other property, and (iv) all other proceeds thereof (collectively, the “Cash Collateral”) shall vest in P&S, for the benefit of the Secured Creditors. NWB hereby grants, conveys, assigns, pledges and transfers to P&S, and grants to and creates in favor of P&S, as agent for the Secured Creditors, a continuing Lien in, the Cash Collateral.  NWB hereby represents, warrants, covenants and agrees that such Lien shall at all times be valid, perfected and of first priority, subject to no other Lien whatever other than Permitted Liens, and NWB shall take or cause to be taken such actions and shall execute and deliver such instruments and documents as may be necessary, appropriate, or in the reasonable judgment of P&S desirable to perfect or protect the Lien and security interest intended to be created hereby.  P&S shall not create or suffer to exist any Lien on any amounts or investment held in the Collateral Account other than the Lien in favor of P&S granted under this Section 5.1.

5.2 Deposits.  NWB and Teles each agree to deposit in the Lockbox Account, or with P&S, for deposit in the Collateral Account, all funds required to be so deposited under this Agreement or under any Loan Document including, without limitation, Receivable Rights.  No other funds shall be deposited in the Collateral Account or commingled with funds in the Collateral Account.

5.3 Distributions Before an Event of Default. The applicable control agreement for the Lockbox Account shall provide that until such time as the depository bank has received a written directive from P&S, as collateral agent, the depository bank shall distribute or deposit to the credit of  NWB all funds or proceeds of items received in the Lockbox Account.

5.4 Directive After an Event of Default.  NWB hereby agrees that upon the occurrence of an event of default (as defined in either the Credit Agreement or the Teles Agreement), P&S, as collateral agent hereunder, shall have the exclusive power and right to issue written instructions to the depository institution (which instructions may not be countermanded by NWB) directing that all funds and the proceeds of items received and to be received in the Lockbox Account be transferred to the Collateral Account.

5.5 Distributions After an Event of Default.  All payments received by either Secured Creditor as a result of the exercise of any of the enforcement rights set forth in Article

IV of this Agreement, all monies held by P&S in the Collateral Account, and all other proceeds of Collateral shall, to the extent available for distribution, be distributed as follows:

First:  to each Secured Creditor in the amount of any unpaid costs, expenses and fees (including attorneys’ fees) owing to such Secured Creditor as a Secured Obligation (in the case of P&S, including reimbursement of all costs, expenses and fees (including attorneys’ fees) incurred in respect of its services as described in this Article V);

Second: to each Secured Creditor, on a Pro Rata Basis, until all Secured Obligations  are paid in full,

in each case to be applied, first, to outstanding amounts other than those attributable to principal owing to each Secured Creditor receiving such payment, and second, to amounts attributable to principal; and

Finally:  if all Secured Obligations shall have been paid in full in cash and all commitments to extend credit under the P&S Documents shall have been terminated irrevocably, any surplus then remaining shall be paid to NWB or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

5.6 Calculations.

(a) In making the determinations and allocations required by Section 5.5 hereof, the Secured Creditors may rely upon written information supplied by each Secured Creditor as to the amounts owing to such Secured Creditor that are described in item “Second” above (which the Secured Creditors agree (or shall agree) to provide upon request).

(b) Each Secured Creditor agrees that (i) to the extent any payment of any Secured Obligation made to it hereunder is in excess of the amount due to be paid to it hereunder, it shall pay to the other Secured Creditor such amounts so that, after giving effect to such payments, the amounts received by the Secured Creditors are equal to the amounts to be paid to them hereunder, and (ii) in the event that any payment of any Secured Obligation made to either Secured Creditor is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then the other Secured Creditor shall pay to such Secured Creditor such amounts so that, after giving effect to the payments hereunder by all such Secured Creditors, the amounts received by all Secured Creditors are not in excess of the amounts to be paid to them hereunder as though any payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made.

5.7 Application of Monies. The distribution provisions of Section 5.5 are for the sole purpose of determining the relative amounts of proceeds and other payments to be distributed to the Secured Creditors and not for the purpose of creating an agreement among the parties as to the manner in which any proceeds or other payments distributed among them are actually to be applied to pay the Secured Obligations.  Each Secured Creditor shall be free, each in its own discretion, to apply any of the proceeds or other payments disbursed to it hereunder to the Secured Obligations held by each in such order as it may determine (subject only to the applicable provisions of the Credit Agreement or the Teles Agreement, as the case may be).  NWB, by its consent hereto, agrees that in the event any payment is made with respect to any Secured Obligations, as between NWB and each Secured Creditor the Secured Obligations discharged by such payment shall be the amount or amounts of the Secured Obligations to which such Secured Creditor applies the portion of such payment distributed to it under Section 5.5 hereof as provided in the preceding sentence.  Notwithstanding the foregoing, for all purposes of this Agreement the Secured Obligations shall be deemed paid to the same extent that proceeds and other payments are distributed with respect to it pursuant to Section 5.5, notwithstanding the actual application thereof.

5.8 Collateral Agency. Teles hereby appoints P&S as its collateral agent for the sole purpose of (i) the creation and perfection of a security interest in the Lockbox Account and the Collateral Account now or hereafter created, as security for the Secured Obligations; (ii) delivery to the bank (the “Blocked Account Bank”) at which the Collateral Account is maintained of instructions directing disposition of the funds in the Collateral Account, in accordance with the terms of the applicable control agreement with the Blocked Account Bank (the “Control Agreement”);  (iii) holding for the benefit of the Secured Creditors any proceeds of Receivable Rights in such Collateral Accounts including, without limitation, the Cash Collateral; and (iv) exercising rights and remedies with respect to the Receiveable Rights and proceeds thereof including, without limitation, the Cash Collateral, in such Collateral Account or otherwise, and for all other purposes reasonably related to the matters described in clauses (i) through (iv) hereof, subject to the terms of this Article V.  P&S hereby accepts such appointment and agrees to act as collateral agent on behalf of the Secured Creditors for the purposes hereinabove described. Teles and NWB agree that P&S shall have no obligation to honor, any instructions with regard to the Collateral Account or Control Agreement, including without limitation any instruction to direct the Blocked Account Bank to transfer any funds in the applicable Collateral Account, so long as the P&S Obligations shall not have been paid in full, and any such instructions shall be null and void.  P&S  may resign from the performance of its functions and duties as agent hereunder at any time by giving reasonable prior written notice to Teles, such resignation to be effective upon the appointment of a successor by P&S or Teles.

5.9 No Warranties.  Teles acknowledges and agrees that: (i) P&S  does not make any representation or warranty whatsoever as to the nature, extent, description, validity or priority of any security interests in or liens upon the Lockbox Account or any Collateral Account; (ii) so long as P&S is acting as agent for Teles pursuant to Section 5.8 hereof, P&S shall not have any liability to, and shall be held harmless by, Teles, for any losses, damages, claim, or liability of any kind to the extent arising out of the agency thereby created or any actions taken by P&S, or omitted to be taken by P&S, as such agent, other than losses, damages, claims, or liabilities arising out of gross negligence or willful misconduct; (iii) P&S shall not act as agent for Teles with respect to any Collateral in which a security interest may be perfected by means other than control or possession; (iv) Teles shall immediately deliver to P&S any Receivable Rights that now or in the future comes into its possession; and (v) the priority of the security interests in and liens upon the Lockbox Account and the Collateral Accounts, and the application of proceeds of the Collateral Account shall be governed by the terms of this Article V.

ARTICLE VI
[RESERVED]

ARTICLE VII
MISCELLANEOUS

7.1 Amendments, Supplements and Waivers.  With the prior written consent of both P&S and Teles, or as otherwise expressly permitted under the Loan Documents, NWB may from time to time enter into amendments, modifications or supplements to this Agreement or any Loan Document for the purpose of amending, adding to, or waiving any provisions of, this Agreement or any Loan Document, releasing any Collateral (except for disposition of Inventory in the ordinary course of its business), releasing or limiting the obligations of NWB under any Loan Document, or changing in any manner the rights of either Secured Creditor or NWB hereunder or thereunder.  Any such amendment, modification or supplement made in accordance with this Section 7.1 shall be binding upon NWB and each Secured Creditor and their respective successors and assigns.  No amendment, modification or supplement relating hereto or to any Loan Document shall be effective unless in writing manually signed by or on behalf of the party to be charged therewith.

7.2 Notices.   Except to the extent otherwise expressly permitted hereunder or thereunder, all notices, requests, demands, directions and other communications (collectively “notices”) given or made under this Agreement or any Loan Document shall be given in writing (including telexed and facsimile communications) and shall be sent by first-class mail, nationally-recognized overnight courier, telex or facsimile transmission (with confirmation in writing mailed first-class or sent by such an overnight courier) or by personal delivery.  All notices shall be sent to the applicable party at the address stated on the signature pages hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto, in all cases with postage or other charges prepaid.  Any such properly given notice to a Secured Creditor shall be effective when received.  Any such properly given notice to NWB shall be effective upon the earliest to occur of receipt, telephone confirmation of receipt of telex or facsimile transmission communication, one (1) Business Day after delivery to a nationally-recognized overnight courier, five (5) Business Days  after deposit in the mail, or when telephoned (to the extent that notice is permitted by telephone).

7.3 No Implied Waiver; Cumulative Remedies.   No course of dealing and no delay or failure of either Secured Creditor in exercising any right, power or privilege hereunder or under any Loan Document, or any other documents or instruments pursuant to or in connection herewith shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.  The rights and remedies of each Secured Creditor under this Agreement, the Loan Documents and all other agreements and instruments pursuant to or in connection herewith or therewith are cumulative and not exclusive of any rights or remedies which any of them would otherwise have.  Any waiver, permit, consent or approval of any kind or character on the part of either Secured Creditors of any breach or default under, or term or condition of, this Agreement or any Loan

Document shall be in writing and shall be effective only to the extent specifically set forth in such writing.

7.4 Severability.  The provisions of this Agreement and of the Loan Documents are intended to be severable.  If any provision of this Agreement or any Loan Document shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such  jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction.  Where, however, such invalidity or unenforceability may be waived, it is hereby waived by NWB to the fullest extent permitted by Law, to the end that this Agreement and the Loan Documents shall be valid and binding agreements enforceable in accordance with their terms.

7.5 Prior Understandings.  This Agreement and the Loan Documents supersede all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

7.6 No Partnership.  This Agreement shall not in any respect be interpreted, deemed or construed as making Teles a partner or joint venturer with any other person or entity, including, without limitation, P&S or NWB, nor shall it be construed as making Teles the agent or representative of P&S or NWB nor P&S the agent or representative of Teles or NWB, except as otherwise expressly provided for in this Agreement.. The parties hereto acknowledge and agree that the Revolving Credit Loans and the Term Loan are separate and distinct financing transactions and that P&S and Teles hold separate, distinct and non-combined security interests and liens in the Collateral.

7.7 Survival.  All representations and warranties of NWB contained herein or in any Loan Document or made in connection herewith or therewith shall be deemed to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the Loan Documents, any knowledge of or investigation by any Secured Creditor, and all other events and conditions whatever.  All statements in any financial statement, certificate, document or instrument from time to time delivered by or on behalf of NWB under or in connection with this Agreement or any Loan Document shall be deemed to constitute representations and warranties by NWB.

7.8 Counterparts.  This Agreement and any Loan Document may be executed in any number of counterparts and by the different parties hereto or thereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

7.9 Termination of Liens.  Except as otherwise provided in any Loan Document, upon final and non-avoidable payment in full of all Secured Obligations (other than indemnification obligations for which no claim is made) and termination of the obligations of P&S to extend credit under the P&S Documents, the Liens created hereby and by the Loan Documents shall terminate.  Except as otherwise provided in any Loan Document, upon such termination, Secured Creditors will, at the expense of NWB, redeliver and reassign to NWB any remaining Collateral in its possession and take all action necessary to terminate the Lien of the Secured Creditors in the Collateral.

7.10 Independent Credit Investigation.  Neither Secured Creditor, nor any of its respective directors, officers, agents or employees, shall be responsible to the other Secured Creditor for the solvency or financial condition of NWB or the ability of NWB to repay any of the Secured Obligations, or the statements of NWB, oral or written, or for the validity, sufficiency or enforceability of any of the Secured Obligations, the P&S Documents, the Teles Documents, or any document or agreement executed or delivered in connection with or pursuant to any of the foregoing.  Each Secured Creditor has entered into its respective financial agreements with NWB based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation by the other, with respect to the matters identified or referred to in this Section.

7.11 Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of NWB and the Secured Creditors, and each of their respective successors and permitted assigns, except that NWB may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Secured Creditor and no Secured Creditor may assign or otherwise transfer any of its rights or obligations hereunder, and no new Secured Creditor may join as a party to any Loan Documents, unless (a) such transfer or joinder is in accordance with terms of the applicable Loan Document and (b) such transferee delivers a joinder or other agreement, reasonably satisfactory to the other Secured Creditor, evidencing the transferee’s agreement to be bound by the terms and conditions of this Intercreditor Agreement (and any other attempted assignment or transfer by any party hereto shall be null and void).

7.12 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE; PROVIDED THAT EACH SECURED CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF WILMINGTON OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

7.13 Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Intercreditor Agreement as of the date first above written.

P&S SPIRIT, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________
2700 Lighthouse Point East Suite 626 Baltimore, Maryland 21224

TELES AG INFORMATIONSTECHNOLOGIEN

By: ______________________________
Name: ______________________________
Title: ______________________________
Ernst-Reuter-Platz 8 10587 Berlin, Germany

NEW WORLD BRANDS, INC.

By: _______________________________
Name: M. David Kamrat
Title: CEO
340 W. 5th Avenue Eugene, Oregon 97401

ACKNOWLEDGMENT

On this ____ day of February, 2008, the undersigned QUALMAX, INC., a Delaware corporation, hereby acknowledges and agrees to the foregoing terms and provisions.  By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof; provided that, nothing in the foregoing Intercreditor Agreement shall amend, modify, change or  supersede the respective terms of any agreements or obligations of the undersigned to P&S including, without limitation, that certain Guaranty dated May 30, 2007 and that certain Collateral Pledge Agreement dated May 30, 2007, as the same may be amended, restated, modified, supplemented or replaced from time to time. The undersigned acknowledges and agrees that it is not a party to the foregoing Intercreditor Agreement and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement. The undersigned will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of either Secured Creditor to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

QUALMAX, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________
340 West Fifth Avenue Eugene, OR 97401